Exhibit 10.1
EXECUTION COPY
THIRD AMENDMENT
     THIS THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of the 28th day of March, 2007 by and among each of the persons listed on the signature pages hereof as banks (the “Banks”), Crosstex Energy, L.P., a Delaware limited partnership (the “Borrower”), and Bank of America, N.A., as administrative agent (the “Administrative Agent”).
ARTICLE I
BACKGROUND
     A. The Banks, the Administrative Agent and the Borrower are parties to that certain Fourth Amended and Restated Credit Agreement dated as of November 1, 2005, as amended by the First Amendment dated as of February 24, 2006 and the Second Amendment dated as of June 29, 2006 (the “Credit Agreement”). Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein.
     B. The Borrower has requested, and the Banks have agreed, to make certain amendments to the Credit Agreement as provided for herein.
ARTICLE II
AGREEMENT
     NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower and the Majority Banks hereto covenant and agree as follows:
     Section 2.01. Amendments. The Credit Agreement is hereby amended as follows:
     (a) The definition of “Applicable Margin” is hereby amended by replacing “4.25 to 1.00” in the last paragraph of such definition with “4.50 to 1.00”.
     (b) The following new definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
     “Senior Leverage Ratio” means, for the Borrower and its Subsidiaries on a Consolidated basis, as of the end of any fiscal quarter, the ratio of (a) Funded Debt (excluding the Unsecured Note Indebtedness) for the Borrower and its Subsidiaries on a Consolidated basis as of the end of such fiscal quarter to (b) EBITDA for the four fiscal quarters then ended.
     “Unsecured Note Indebtedness” means Debt permitted under Section 6.02(k).

     (c) Section 6.14 of the Credit Agreement is hereby amended in its entirety as follows:
     Section 6.14. Leverage Ratios.
     (a) If no Unsecured Note Indebtedness is outstanding on the applicable date of determination, the Borrower shall not, as of the end of any fiscal quarter, permit the Leverage Ratio for the Borrower and its Subsidiaries on a Consolidated basis to be greater than (i) 5.25 to 1.00 for any fiscal quarter ending during the period commencing on the Second Amendment Effective Date and ending December 31, 2007, (ii) 5.00 to 1.00 for any fiscal quarter ending March 31, 2008 through September 30, 2008, (iii) 4.75 to 1.00 for the fiscal quarters ending December 31, 2008 and March 31, 2009, and (iv) 4.50 to 1.00 for any fiscal quarter ending thereafter; provided, however, that during an Acquisition Adjustment Period, the maximum permitted Leverage Ratio shall be increased by 0.50 to 1.00 from the otherwise applicable ratio set forth above.
     (b) If any Unsecured Note Indebtedness is incurred or outstanding on the applicable date of determination, the Borrower shall not, as of the end of any fiscal quarter, permit the Leverage Ratio (calculated in accordance with Section 6.02(k)) for the Borrower and its Subsidiaries on a Consolidated basis to be greater than 5.50 to 1.00 on the date any Unsecured Note Indebtedness is incurred and on the last day of any fiscal quarter ending thereafter; provided, however, that during an Acquisition Adjustment Period, the maximum permitted Leverage Ratio shall be increased by 0.50 to 1.00 from the otherwise applicable ratio set forth above.
     (c) If any Unsecured Note Indebtedness is incurred or outstanding on the applicable date of determination, the Borrower shall not, as of the end of any fiscal quarter, permit the Senior Leverage Ratio (calculated in accordance with Section 6.02(k)) for the Borrower and its Subsidiaries on a Consolidated basis to be greater than 4.50 to 1.0 on the date any Unsecured Note Indebtedness is incurred and on the last day of any fiscal quarter ending thereafter; provided, however, that during an Acquisition Adjustment Period, the maximum permitted Senior Leverage Ratio shall be increased by 0.50 to 1.00 from the otherwise applicable ratio set forth above.
     Section 2.02. Conditions Precedent. This Amendment shall become effective as of the date first set forth above when the Administrative Agent shall have received all of the following, each dated the date hereof, in form and substance satisfactory to the Administrative Agent and in the number of originals requested by the Administrative Agent:
     (a) this Amendment, duly executed by the Borrower, the Guarantors, the Majority Banks and the Administrative Agent; and
     (b) an executed copy of an amendment to the Note Agreement in form and substance reasonably acceptable to the Administrative Agent.

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     Section 2.03. Representations and Warranties. The Borrower represents and warrants to the Banks and the Administrative Agent as set forth below:
     (a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s legal powers, have been duly authorized by all necessary partnership action and do not (i) contravene the Borrower Partnership Agreement, (ii) violate any applicable Governmental Rule, the violation of which could reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust or lease, or any other contract or instrument binding on or affecting the Borrower or any Subsidiary or any of their respective properties, the conflict, breach or default of which could reasonably be expected to have a Material Adverse Effect, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower, other than Liens permitted by the Credit Agreement.
     (b) No Governmental Action is required for the due execution, delivery or performance by the Borrower of this Amendment.
     (c) Assuming due execution and delivery by the Majority Banks and the Administrative Agent, this Amendment constitutes legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in any proceeding in law or in equity).
     (d) The execution, delivery and performance of this Amendment do not adversely affect the enforceability of any Lien of the Security Documents.
     (e) The quarterly and annual financial statements most recently delivered to the Banks pursuant to Sections 5.01(c) and (d) of the Credit Agreement fairly present the Consolidated financial condition of the Borrower and its Subsidiaries as of the respective dates thereof and the Consolidated results of the operations of the Borrower and its Subsidiaries for the respective fiscal periods ended on such dates, all in accordance with GAAP applied on a consistent basis (subject to normal year-end audit adjustments and the absence of footnotes in the case of the quarterly financial statements). Since December 31, 2005, no Material Adverse Effect has occurred. The Borrower and its Subsidiaries have no material contingent liabilities except as disclosed in such financial statements or the notes thereto.
     (f) There is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any Subsidiary before any Governmental Person, referee or arbitrator that could reasonably be expected to have a Material Adverse Effect.
     (g) No event has occurred and is continuing, or would result from the effectiveness of this Amendment, which constitutes a Default.
     Section 2.04. Reference to and Effect on the Credit Agreement.
     (a) On and after the effective date of this Amendment each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall

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mean and be a reference to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.
     (b) Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations stated to be secured thereby under the Credit Documents.
     (c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.
     Section 2.05. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of an originally executed counterpart of this Amendment.
     Section 2.06. Governing Law; Binding Effect. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, and shall be binding upon the Borrower, the Administrative Agent, each Bank and their respective successors and assigns.
     Section 2.07. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.
[Remainder of this page blank; signature page follows]

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     Executed as of the date first set forth above.

CROSSTEX ENERGY, L.P.
By:	Crosstex Energy GP, L.P., General Partner
By:	Crosstex Energy GP, LLC, General Partner
	By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President – Finance

Signature Page to Third Amendment — Crosstex Energy, L.P.

Each of the undersigned, as guarantors under the Second Amended and Restated Subsidiary Guaranty dated as of November 1, 2005 (the “Guaranty”), hereby (a) consents to this Amendment, and (b) confirms and agrees that the Guaranty is and shall continue to be in full force and effect and is ratified and confirmed in all respects, except that, on and after the effective date of the Amendment each reference in the Guaranty to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

CROSSTEX ENERGY SERVICES, L.P. By: Crosstex Operating GP, LLC, its general partner
By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President - Finance

CROSSTEX OPERATING GP, LLC
CROSSTEX ENERGY SERVICES GP, LLC
CROSSTEX LIG, LLC
CROSSTEX TUSCALOOSA, LLC
CROSSTEX LIG LIQUIDS, LLC
CROSSTEX PIPELINE, LLC
CROSSTEX PROCESSING SERVICES, LLC
CROSSTEX PELICAN, LLC

By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President - Finance

Signature Page to Third Amendment — Crosstex Energy, L.P.

CROSSTEX ACQUISITION MANAGEMENT, L.P.
CROSSTEX MISSISSIPPI PIPELINE, L.P.
CROSSTEX SEMINOLE GAS, L.P.
CROSSTEX ALABAMA GATHERING SYSTEM, L.P.
CROSSTEX MISSISSIPPI INDUSTRIAL GAS SALES, L.P.
CROSSTEX GULF COAST TRANSMISSION LTD.
CROSSTEX GULF COAST MARKETING LTD.
CROSSTEX CCNG GATHERING LTD.
CROSSTEX CCNG PROCESSING LTD.
CROSSTEX CCNG TRANSMISSION LTD.
CROSSTEX TREATING SERVICES, L.P.
CROSSTEX NORTH TEXAS PIPELINE, L.P.
CROSSTEX NORTH TEXAS GATHERING, L.P.
CROSSTEX NGL MARKETING, L.P.
CROSSTEX NGL PIPELINE, L.P.

By: Crosstex Energy Services GP, LLC, general partner
of each above limited partnership

By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President - Finance

CROSSTEX PIPELINE PARTNERS, LTD. By: Crosstex Pipeline, LLC, its general partner
By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President - Finance

SABINE PASS PLANT FACILITY JOINT VENTURE By: Crosstex Processing Services, LLC, as general partner, and By: Crosstex Pelican, LLC, as general partner
By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President - Finance

Signature Page to Third Amendment — Crosstex Energy, L.P.

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent
By:	/s/ Matthew C. Correia
Matthew C. Correia
Assistant Vice President

BANK OF AMERICA, N.A., as a Bank and an Issuing Bank
By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

Signature Page to Third Amendment — Crosstex Energy, L.P.

UNION BANK OF CALIFORNIA, N.A.
By:	/s/ Timothy Brendel
Name:	Timothy Brendel
Title:	Investment Banking Officer

Signature Page to Third Amendment — Crosstex Energy, L.P.

BMO CAPITAL MARKETS
By:	/s/ Cahal Carmody
Name:	Cahal Carmody
Title:	Vice President

Signature Page to Third Amendment — Crosstex Energy, L.P.

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Lawrence P. Sullivan
Name:	Lawrence P. Sullivan
Title:	Managing Director

Signature Page to Third Amendment — Crosstex Energy, L.P.

BNP PARIBAS
By:	/s/ Larry Robinson
Name:	Larry Robinson
Title:	Director

By:	/s/ Mark A. Cox
Name:	Mark A. Cox
Title:	Managing Director

Signature Page to Third Amendment — Crosstex Energy, L.P.

CITIBANK, N.A.
By:	/s/ John F. Miller
Name:	John F. Miller
Title:	Attorney-in-fact

Signature Page to Third Amendment — Crosstex Energy, L.P.

THE BANK OF NOVA SCOTIA
By:	/s/ Authorized Signatory

Signature Page to Third Amendment — Crosstex Energy, L.P.

SCOTIABANC INC.
By:	/s/ William E. Zarrett
Name:	William E. Zarrett
Title:	Managing Director

Signature Page to Third Amendment — Crosstex Energy, L.P.

ROYAL BANK OF CANADA
By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Signature Page to Third Amendment — Crosstex Energy, L.P.

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

Signature Page to Third Amendment — Crosstex Energy, L.P.

FORTIS CAPITAL CORP.
By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Senior Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

Signature Page to Third Amendment — Crosstex Energy, L.P.

GUARANTY BANK
By:	/s/ Jim R. Hamilton
Name:	Jim R. Hamilton
Title:	Senior Vice President

Signature Page to Third Amendment — Crosstex Energy, L.P.

JPMORGAN CHASE BANK N.A.
By:	/s/ Tara Narasiman
Name:	Tara Narasiman
Title:	Associate

Signature Page to Third Amendment — Crosstex Energy, L.P.

WELLS FARGO BANK, N.A.
By:	/s/ David C. Brooks
Name:	David C. Brooks
Title:	Vice President

Signature Page to Third Amendment — Crosstex Energy, L.P.

COMERICA BANK
By:	/s/ Rebecca L. Wilson
Name:	Rebecca L. Wilson
Title:	Corporate Banking Officer

Signature Page to Third Amendment — Crosstex Energy, L.P.

SOCIÉTÉ GÉNÉRALE
By:	/s/ Graeme R. Bullen
Name:	Graeme R. Bullen
Title:	Director

Signature Page to Third Amendment — Crosstex Energy, L.P.

STERLING BANK
By:	/s/ Jeff Forbis
Name:	Jeff Forbis
Title:	Senior Vice President

Signature Page to Third Amendment — Crosstex Energy, L.P.

COMPASS BANK
By:	/s/ Patrick McWilliams
Name:	Patrick McWilliams
Title:	Vice President

Signature Page to Third Amendment — Crosstex Energy, L.P.

BANK OF SCOTLAND
By:	/s/ Karen Weich
Name:	Karen Weich
Title:	Vice President

Signature Page to Third Amendment — Crosstex Energy, L.P.